Exhibit 10.11
COUNTERPART AGREEMENT
CVR Renewables, LLC
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
April 12, 2022
Ladies and Gentlemen:
Reference is made to the Amended and Restated ABL Pledge and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of December 20, 2012, among COFFEYVILLE RESOURCES, LLC, CVR REFINING, LP, the other Grantors named therein, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Trustee.
This Counterpart Agreement supplements the Security Agreement and is delivered by the undersigned, CVR Renewables, LLC, a Delaware limited liability company (the “Additional Grantor”), pursuant to Section 5.3 of the Security Agreement. The Additional Grantor hereby agrees to be bound as a Grantor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The Additional Grantor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the Additional Grantor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a security interest in and continuing lien on, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder. The Additional Grantor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Grantor contained in the Security Agreement and the Credit Agreement.
Annexed hereto are supplements to each of the schedules to the Security Agreement with respect to the Additional Grantor. Such supplements shall be deemed to be part of the Security Agreement.
This Counterpart Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the Additional Grantor has caused this Counterpart Agreement to be executed and delivered by its duly authorized officer as of the date first above written.
CVR RENEWABLES, LLC
By:_/s/ Dane J. Neumann_______________________
Name: Dane J. Neumann
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

AGREED TO AND ACCEPTED:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Collateral Agent
By:    /s/ Ryan C. Tozier___________
Name: Ryan C. Tozier
Title: Vice President

SCHEDULE 4.1
TO ABL PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION
Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.
SCHEDULE 4.2-1

SCHEDULE 4.4
TO ABL PLEDGE AND SECURITY AGREEMENT
INVESTMENT RELATED PROPERTY
Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.

SCHEDULE 4.4-1

SCHEDULE 4.6
TO ABL PLEDGE AND SECURITY AGREEMENT
DESCRIPTION OF LETTERS OF CREDIT
Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.

SCHEDULE 4.6-1

SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT
INTELLECTUAL PROPERTY
Omitted pursuant to Item 601(a)(5) of Regulation S-K and will be provided to the SEC upon request.

SCHEDULE 4.7-1

SCHEDULE 4.8
TO ABL PLEDGE AND SECURITY AGREEMENT
COMMERCIAL TORT CLAIMS
Omitted pursuant to Item 601(a)(5) of Regulation S-K
and will be provided to the SEC upon request.
.

SCHEDULE 4.8-1